EXHIBIT 32(c)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kate Spade & Company (the “Company”) on Form 10-Q for the period ending October 3, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Linko, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Linko
Thomas Linko
Chief Financial Officer

Date: November 5, 2015

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to Kate Spade & Company and will be retained by Kate Spade & Company and furnished to the Securities and Exchange Commission or its staff upon request.